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                       AIM VARIABLE INSURANCE FUNDS, INC.

                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                       AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                         AIM V.I. GROWTH AND INCOME FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                               AIM V.I. VALUE FUND

                       Supplement dated December 28, 1995
                      to the Prospectus dated May 1, 1995,
                        as supplemented November 30, 1995



Effective January 2, 1996, the net asset value per share (or share price) of each Fund will be determined as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each business day of the Fund. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange.